UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2025

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
845 Texas Avenue, Suite 1250
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
(713) 375-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.003 par value	LNG	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
Cheniere Energy, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) on May 15, 2025. At the 2025 Annual Meeting, there were 196,062,733 shares of the Company's common stock present or represented by proxy. This represented approximately 87.99% of the Company's shares of common stock outstanding as of the record date of the 2025 Annual Meeting. Three proposals, as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2025 (the “2025 Proxy Statement”), were voted upon at the 2025 Annual Meeting. The following is a brief description of the matters voted upon and the final voting results.

ITEM 1:	ELECTION OF DIRECTORS

Director	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
G. Andrea Botta	167,963,552	12,190,707	75,319	15,833,155
Jack A. Fusco	179,423,122	732,015	74,441	15,833,155
Patricia K. Collawn	178,232,005	1,927,547	70,026	15,833,155
Brian E. Edwards	178,659,225	1,496,416	73,937	15,833,155
Denise Gray	177,796,193	2,364,001	69,384	15,833,155
Lorraine Mitchelmore	178,726,039	1,432,821	70,718	15,833,155
W. Benjamin Moreland	179,670,537	484,205	74,836	15,833,155
Donald F. Robillard, Jr.	174,514,334	5,641,844	73,400	15,833,155
Matthew Runkle	178,249,030	1,908,219	72,329	15,833,155
Neal A. Shear	170,501,086	9,656,615	71,877	15,833,155

Each of the director nominees was elected as a director to serve for a one-year term until the 2026 annual meeting of shareholders or until his or her successor is duly elected and qualified.

ITEM 2:	ADVISORY AND NON-BINDING VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS FOR 2024

	Number of Votes For	Number of Votes Against	Number of Abstentions	Number of Broker Non-Votes
	159,717,094	19,392,096	1,120,388	15,833,155

In an advisory and non-binding vote, the shareholders approved the compensation paid for 2024 to the Company’s named executive officers, as disclosed in the 2025 Proxy Statement.

ITEM 3:	RATIFICATION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025

	Number of Votes For	Number of Votes Against	Number of Abstentions
	193,792,541	2,143,526	126,666

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2025.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date:	May 16, 2025	By:	/s/ Zach Davis
		Name:	Zach Davis
		Title:	Executive Vice President and
Chief Financial Officer